        As filed with the Securities and Exchange Commission on March 19, 1998
                                             Registration No. 333-____________
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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                -----------

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    UNDER
                         THE SECURITIES ACT OF 1933

                                -----------

                              DOUBLECLICK INC.
          (Exact name of registrant as specified in its charter)

           DELAWARE                                   13-3870996
  (State or other jurisdiction              (IRS Employer Identification No.)
of incorporation or organization)

                        41 MADISON AVENUE, 32ND FLOOR
                          NEW YORK, NEW YORK 10010
             (Address of principal executive offices) (Zip Code)

                                -----------

                              DOUBLECLICK INC.
                         1997 STOCK INCENTIVE PLAN
                         (Full title of the Plans)

                                -----------
                             KEVIN J. O'CONNOR
                          CHIEF EXECUTIVE OFFICER
                              DOUBLECLICK INC.
                       41 MADISON AVENUE, 32ND FLOOR
                          NEW YORK, NEW YORK 10010
                  (Name and address of Agent for service)
                              (212) 683-0001
       (Telephone number, including area code, of agent for service)

                                -----------

                      CALCULATION OF REGISTRATION FEE

-------------------------------------------------------------------------------------------------------------------
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                                                              Proposed          Proposed
         Title of                                             Maximum            Maximum
        Securities                         Amount             Offering          Aggregate             Amount of
          to be                            to be               Price             Offering            Registration
        Registered                      Registered(1)        per Share(2)        Price(2)                Fee
        ----------                      ----------           ---------           -----                   ---
Common Stock, $0.001 par value        3,000,000 shares          $34.53        $103,590,000            $30,559.05
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the DoubleClick Inc. 1997 Stock Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the Registrant's receipt of consideration which results in an increase in the number of the outstanding shares of the Registrant's Common Stock.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended (the "1933 Act"), on the basis of the fair market value per share of the Registrant's Common Stock on March 17, 1998, as reported on the Nasdaq National Market.

                                    PART II

             INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

     DoubleClick Inc. (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

     (a) The Registrant's Registration Statement No. 333-42323 on Form S-1 filed with the SEC on December 16, 1997, together with the amendments thereto on Forms S-1/A filed with the SEC on December 24, 1997, January 27, 1997, February 17, 1998 and February 19, 1998;

     (b) The Registrant's Registration Statement No. 333-47075 on Form S-1 filed with the SEC on February 19, 1998 pursuant to Rule 462(b) of the 1933 Act;

     (c) The Registrant's prospectus filed with the SEC on February 20, 1998 under SEC Rule 424(b) in connection with Registrant's Registration Statement No. 333-42323 and Registration Statement No. 333-47075, in which there is set forth the audited financial statements for the Registrant's fiscal year ended December 31, 1997; and

     (d) The Registrant's Registration Statement No. 000-23709 on Form 8-A filed with the SEC on February 2, 1998 and amended on February 9, 1998, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

     All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which de-registers all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  DESCRIPTION OF SECURITIES

     Not Applicable.

Item 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL

     Not Applicable.



Item 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     The Registrant's Certificate of Incorporation limits the liability of directors to the maximum extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for (i) any breach of their duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in
Section 174 of the Delaware General Corporation Law, or (iv) any transaction from which the director derives an improper personal benefit.

     The Registrant's Bylaws provide that the Registrant shall indemnify its directors and may indemnify its officers, employees and other agents to the fullest extent permitted by law. The Registrant believes that indemnification under its Bylaws covers at least negligence and gross negligence on the part of an indemnified party in connection with the defense of any action or proceeding arising out of such party's status or service as a director, officer, employee or other agent of the Company upon an undertaking by such party to repay such advances if it is ultimately determined that such party is not entitled to indemnification.

Item 7.  EXEMPTION FROM REGISTRATION CLAIMED

     Not Applicable.

Item 8.  EXHIBITS

Exhibit Number     Exhibit
--------------     -------

      4            Instruments Defining the Rights of Stockholders.
                   Reference is made to Registrant's Registration Statement No. 000-23709 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(d).

      5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

     23.1          Consent of Price Waterhouse LLP, Independent Accountants.

     23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                   Exhibit 5.

     24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.

     99.1          DoubleClick Inc. 1997 Stock Incentive Plan.

     99.2          Form of Notice of Grant of Stock Option.

     99.3          Form of Stock Option Agreement.

     99.4 Form of Addendum to Stock Option Agreement (Partial Acceleration Upon Change In Control)

     99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change In Control)

     99.6          Form of Stock Issuance Agreement

     99.7 Form of Addendum to Stock Issuance Agreement (Vesting Acceleration Upon Change in Control and Determination of
                   Section 280G Limitation)

     99.8 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Change In Control)

     99.9          Form of Notice of Grant (Initial Grant)

     99.10         Form of Notice of Grant (Annual Grant)

     99.11         Form of Automatic Stock Option Agreement

Item 9.  UNDERTAKINGS

           A. The undersigned Registrant hereby undertakes: (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; PROVIDED, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those clauses is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1997 Stock Incentive Plan.

           B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

           C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers or controlling persons of the Registrant pursuant to the indemnification provisions summarized in Item 6 or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

           Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on this 19th day of March, 1998.


                                    DOUBLECLICK INC.


                                    By: /s/ Kevin J. O'Connor
                                        -----------------------------------
                                        Kevin J. O'Connor
                                        Chief Executive Officer and
                                        Chairman of the Board of Directors


                              POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

           That the undersigned officers and directors of DoubleClick Inc., a Delaware corporation, do hereby constitute and appoint Kevin J. O'Connor and Kevin P. Ryan and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

           IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

           Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                   Title                                Date
---------                   -----                                ----

/s/ Kevin J. O'Connor       Chief Executive Officer and     March 19, 1998
--------------------------  Chairman of the Board of
Kevin J. O'Connor           Directors (Principal
                            Executive Officer)


/s/ Kevin P. Ryan           President and Chief Financial   March 19, 1998
--------------------------  Officer (Principal Financial
Kevin P. Ryan               Officer)

Signature                   Title                                Date
---------                   -----                                ----


/s/ Dwight A. Merriman      Chief Technology Officer and    March 19, 1998
--------------------------  Director
Dwight A. Merriman


/s/ Stephen R. Collins      Controller                      March 19, 1998
--------------------------  (Principal Accounting Officer)
Stephen R. Collins


/s/ David N. Strohm         Director                        March 19, 1998
--------------------------
David N. Strohm


                            Director
--------------------------
Mark E. Nunnelly


/s/ W. Grant Gregory        Director                        March 19, 1998
--------------------------
W. Grant Gregory


/s/ Donald Peppers          Director                        March 19, 1998
--------------------------
Donald Peppers

                                 EXHIBIT INDEX


Exhibit Number                   Exhibit
--------------                   -------

      4            Instruments Defining the Rights of Stockholders.
                   Reference is made to Registrant's Registration Statement No. 000-23709 on Form 8-A, and the exhibits thereto, which are incorporated herein by reference pursuant to Item 3(d).

      5            Opinion and consent of Brobeck, Phleger & Harrison LLP.

     23.1          Consent of Price Waterhouse LLP, Independent Accountants.

     23.2          Consent of Brobeck, Phleger & Harrison LLP is contained in
                   Exhibit 5.

     24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.

     99.1          DoubleClick Inc. 1997 Stock Incentive Plan.

     99.2          Form of Notice of Grant of Stock Option.

     99.3          Form of Stock Option Agreement.

     99.4 Form of Addendum to Stock Option Agreement (Partial Acceleration Upon Change In Control)

     99.5 Form of Addendum to Stock Option Agreement (Involuntary Termination Following Change In Control)

     99.6          Form of Stock Issuance Agreement

     99.7 Form of Addendum to Stock Issuance Agreement (Vesting Acceleration Upon Change in Control and Determination of
                   Section 280G Limitation)

     99.8 Form of Addendum to Stock Issuance Agreement (Involuntary Termination Following Change In Control)

     99.9          Form of Notice of Grant (Initial Grant)

     99.10         Form of Notice of Grant (Annual Grant)

     99.11         Form of Automatic Stock Option Agreement